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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT (Date of earliest event reported): July 17, 2003

ITT EDUCATIONAL SERVICES, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13144	36-2061311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13000 North Meridian Street
Carmel, Indiana 46032-1404
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (317) 706-9200

5975 Castle Creek Parkway, North Drive
P.O. Box 50466
Indianapolis, Indiana 46250-0466
 (Former name or former address, if changed since last report)

Item 9.    Regulation FD Disclosure. (information in this Item 9. is being furnished under "Item 12. Results of Operations and Financial Condition.")

        In accordance with Securities and Exchange Commission Release No. 33-8216, the following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is being provided under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

        The Press Release issued by the Registrant dated July 17, 2003 reporting the Registrant's results of operations and financial condition for the Registrant's fiscal quarter ended June 30, 2003, is incorporated herein by reference and furnished to the Securities and Exchange Commission with this report as Exhibit 99.1.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2003

ITT Educational Services, Inc.
By:	/s/ CLARK D. ELWOOD
	Name:	Clark D. Elwood
	Title:	Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Text of Press Release issued by the Registrant dated July 17, 2003.

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  Item 9. Regulation FD Disclosure. (information in this Item 9. is being furnished under "Item 12. Results of Operations and Financial Condition.")
SIGNATURE
INDEX TO EXHIBITS